                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  210 CAPITAL, LLC

Item                                Information
Name:                               210 Capital, LLC

Address:                            8214 Westchester Drive, Suite 950,
                                    Dallas, TX 75225

Designated Filer:                   210/GSB Acquisition Partners, LLC

Date of Event Requiring             August 8, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           GlobalSCAPE, Inc. [GSB]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    Covenant RHA Partners, L.P.
                                    Its:   Member

                                    By:    RHA Investments, Inc.
                                    Its:   General Partner

                                    By:    /s/ Robert H. Alpert
                                           ------------------------------
                                    Name:  Robert H. Alpert
                                    Title: President
                                    Date:  August 10, 2017

                                    By:    CCW/LAW Holdings, LLC
                                    Its:   Member

                                    By:    /s/ C. Clark Webb
                                           ------------------------------
                                    Name:  C. Clark Webb
                                    Title: Sole Member
                                    Date:  August 10, 2017

2.  COVENANT RHA PARTNERS, L.P.

Item                                Information
Name:                               Covenant RHA Partners, L.P.

Address:                            8214 Westchester Drive, Suite 950,
                                    Dallas, TX 75225

Designated Filer:                   210/GSB Acquisition Partners, LLC

Date of Event Requiring             August 8, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           GlobalSCAPE, Inc. [GSB]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    RHA Investments, Inc.
                                    Its:   General Partner

                                    By:    /s/ Robert H. Alpert
                                           ------------------------------
                                    Name:  Robert H. Alpert
                                    Title: President
                                    Date:  August 10, 2017

3.  CCW/LAW HOLDINGS, LLC

Item                                Information
Name:                               CCW/LAW Holdings, LLC

Address:                            8214 Westchester Drive, Suite 950,
                                    Dallas, TX 75225

Designated Filer:                   210/GSB Acquisition Partners, LLC

Date of Event Requiring             August 8, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           GlobalSCAPE, Inc. [GSB]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    /s/ C. Clark Webb
                                           ----------------------------
                                    Name:  C. Clark Webb
                                    Title: Sole Member
                                    Date:  August 10, 2017

4.  RHA INVESTMENTS, INC.

Item                                Information
Name:                               RHA Investments, Inc.

Address:                            8214 Westchester Drive, Suite 950,
                                    Dallas, TX 75225

Designated Filer:                   210/GSB Acquisition Partners, LLC

Date of Event Requiring             August 8, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           GlobalSCAPE, Inc. [GSB]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:    /s/ Robert H. Alpert
                                           -----------------------------
                                    Name:  Robert H. Alpert
                                    Title: President
                                    Date:  August 10, 2017

5.  ROBERT H. ALPERT

Item                                Information
Name:                               Robert H. Alpert

Address:                            8214 Westchester Drive, Suite 950,
                                    Dallas, TX 75225

Designated Filer:                   210/GSB Acquisition Partners, LLC

Date of Event Requiring             August 8, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           GlobalSCAPE, Inc. [GSB]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          /s/ Robert H. Alpert
                                    ------------------------------
                                    ROBERT H. ALPERT

                                    Date:   August 10, 2017

6.  C. CLARK WEBB

Item                                Information
Name:                               C. Clark Webb

Address:                            8214 Westchester Drive, Suite 950,
                                    Dallas, TX 75225

Designated Filer:                   210/GSB Acquisition Partners, LLC

Date of Event Requiring             August 8, 2017
Statement (Month/Day/Year):

Issuer Name and Ticker or           GlobalSCAPE, Inc. [GSB]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          /s/ C. Clark Webb
                                    ------------------------------
                                    C. CLARK WEBB

                                    Date:   August 10, 2017